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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 9, 2006

                              Spectrum Brands, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Wisconsin                       001-13615              22-2423556
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
       Incorporation)                                       Identification No.)

           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (770) 829-6200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On May 9, 2006, Spectrum Brands, Inc. (the "Company") entered into Amendment No. 3 to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the "Credit Agreement"), among Spectrum Brands, Inc., formerly known as Rayovac Corporation, a Wisconsin corporation, Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares, Rayovac Europe Limited, a limited liability company, each lender from time to time party thereto (collectively, the "Lenders"), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Pursuant to Amendment No. 3, (i) the maximum consolidated leverage and minimum consolidated interest coverage ratios for the period ended April 2, 2006 and subsequent periods were, respectively, raised and lowered, (ii) the interest rate on our Euro term loan under the Credit Agreement increased by 25 basis points, (iii) the interest rates on the U.S. Dollar, Canadian Dollar and Euro Tranche B term loans under the Credit Agreement increased by 50 basis points and (iv) the interest rate on the revolver under the Credit Agreement increased by 75 basis points.

The Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 has been filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the "Commission") on February 11, 2005, Amendment No. 1, dated as of April 29, 2005, to the Fourth Amended and Restated Credit Agreement has been filed as Exhibit
10.1 to the Company's Current Report on Form 8-K, filed by the Company with the Commission on May 5, 2005, and Amendment No. 2, dated as of December 12, 2005, to the Fourth Amended and Restated Credit Agreement has been filed as Exhibit
10.1 to the Company's Current Report on Form 8-K, filed by the Company with the Commission on December 13, 2005.

The foregoing description of Amendment No. 3 to the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit
Number         Description of Exhibit
-------         ----------------------

10.1 Amendment No. 3, dated May 9, 2006, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006                          SPECTRUM BRANDS, INC.


                                            By: /s/ Randall J. Steward
                                                --------------------------------
                                            Name:  Randall J. Steward
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit
Number         Description of Exhibit
-------         ----------------------

10.1 Amendment No. 3, dated May 9, 2006, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.